SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8–K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 8, 2009

TAMALPAIS BANCORP
(Exact name of registrant as specified in its charter)

California	000-50878	68-0175592
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

630 Las Gallinas Ave, San Rafael California	94903
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (415) 526-6400

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 – Corporate Governance and Management

Item 5.03     Amendments to Articles of Incorporation or Bylaws, Change in Fiscal Year.

At the 2009 Annual Meeting of Shareholders on June 8, 2009 the Shareholders of Tamalpais Bancorp (“Registrant”) elected to amend the Registrant’s Bylaws to state that the number of the Registrant’s directors shall not be less than six (6) nor more than eleven (11), with the exact number of directors to be fixed within the limits specified by a resolution adopted by a majority of the board of directors. The amendment was effective June 8, 2009. Previously the number of directors was set at not less than five (5) nor more than nine (9). A copy of the Amendment to the Bylaws is attached hereto as Exhibit 3(ii).

Section 9 – Financial Statements and Exhibits

Item 9.01     Financial Statements and Exhibits

(c)   Exhibits.

Exhibit Number	Description

3(ii)	Amendment to the Bylaws

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 12, 2009	TAMALPAIS BANCORP

/s/ Michael E. Moulton

Michael E. Moulton, Chief Financial Officer
(Principal Financial Officer)